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                                                                   EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS









As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-81031, 33-99804, and 33-99802.



                                                             ARTHUR ANDERSEN LLP



Birmingham, Alabama
March 28, 1997